Exhibit 21

Name and Address of Each Member of the Affiliated Group	Jurisdiction of Incorporation	Line of Business	Ownership

People’s United Bank 850 Main Street Bridgeport, Connecticut	Connecticut	Financial Services	100%

People’s Securities, Inc. 1000 Lafayette Boulevard Bridgeport, Connecticut	Connecticut	Securities Brokerage	100%

People’s Capital and Leasing Corp. 255 Bank Street Waterbury, Connecticut	Connecticut	Equipment Financing	100%

R.C. Knox and Company, Inc. 1 Goodwin Square Hartford, Connecticut	Connecticut	Insurance Agency	100%

The address of the following wholly owned subsidiaries is 850 Main Street, Bridgeport, Connecticut:

People’s Mortgage Investment Company	Connecticut	Connecticut Passive Investment Company

PBRE Connecticut, Inc.	Connecticut	Real Estate Investments

PB Real Estate, Inc.	Connecticut	Real Estate Investments

Glamis Investment Corp.	Connecticut	Investment Subsidiary

MSB Mortgage Company of Florida, Inc.	Florida	Mortgage Lending

MSB Real Estate Corp.	Connecticut	Real Estate Investments

Pow-Dan Corporation	Connecticut	Real Estate Investments

Caprice Properties, Inc. (a wholly owned subsidiary of MSB Real Estate Corp.)	Florida	Real Estate Development

CMSB Enterprises of Florida, Inc. (a wholly owned subsidiary of MSB Real Estate Corp.)	Florida	Real Estate Development

DelRay Properties, Inc. (a wholly owned subsidiary of MSB Real Estate Corp.)	Florida	Real Estate Development

Name and Address of Each Member of the Affiliated Group	Jurisdiction of Incorporation	Line of Business

Stonebridge Golf and Country Club Partnership (a 50% subsidiary of CMSB Enterprises of Florida, Inc. and a 50% subsidiary of Caprice Properties, Inc.)	Florida	Real Estate Investment

Wycliffe Golf & Country Club Partnership (an 85% subsidiary of CMSB Enterprises of Florida, Inc. and a 15% subsidiary of Caprice Properties, Inc.)	Florida	Real Estate Investment

1401 Farmington Avenue Joint Venture (50% owned by MSB Real Estate Corp. and 50% owned by Pow-Dan Corporation)	Connecticut	Real Estate Development

PB Real Estate #1, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #2, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #3, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #4, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #5, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #6, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #7, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #8, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

Name and Address of Each Member of the Affiliated Group	Jurisdiction of Incorporation	Line of Business

PB Real Estate #9, Inc. (a wholly owned subsidiary of PBRE Connecticut, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #10, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Massachusetts, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Massachusetts	Real Estate Investment

PB Real Estate of New York, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	New York	Real Estate Investment

1523 Chapel Street, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #11, Inc. (a wholly owned subsidiary of PB Real Estate, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #12, Inc. (a wholly owned subsidiary of PBRE Connecticut, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #13, Inc. (a wholly owned subsidiary of PBRE Connecticut, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #14, Inc. (a wholly owned subsidiary of PBRE Connecticut, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #15, Inc. (a wholly owned subsidiary of PBRE Connecticut, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #16, Inc. (a wholly owned subsidiary of PBRE Connecticut, Inc.)	Connecticut	Real Estate Investment

PB Real Estate #17, Inc. (a wholly owned subsidiary of PBRE Connecticut, Inc.)	Connecticut	Real Estate Investment

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